EXHIBIT 10.42
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                               SECURITY AGREEMENT


                  SECURITY AGREEMENT ("Agreement") made this 15th day of September, 2000 by and between TOWER TECH, INC., an Oklahoma corporation ("Pledgor"), with an address at 11935 South I-44 Service, Oklahoma City 73173 and Taglich Brothers, Inc., as collateral agent (the"Pledgee") with an address at 1370 Avenue of the Americas, New York, New York 10019.

                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, Pledgee has entered into a letter agreement (the "Loan Agreement") with Pledgee whereby Pledgee has agreed to use its best efforts to locate third parties (collectively, the "Lenders") that will loan in the aggregate up to $500,000 to Pledgor (the "Loan"); and

                  WHEREAS, the Loan will be made in one or more tranches from the Lenders, with each tranche being evidenced by a separate promissory note issued by the Pledgor to the Lender (each a "Note" and collectively, the "Notes"), and concurrent with funding part of the Loan, each Lender will enter into an agreement with Pledgee appointing Pledgee as collateral agent under this Agreement; and

                  WHEREAS, to induce Lenders to make the Loan, Pledgor has agreed to grant to Pledgee a security interest in all of its right, title and interest in and to that certain license agreement, dated as of December 4, 1998 (the "License Agreement"), by and between Aggreko, Inc. ("Aggreko") and Pledgor, including, without limitation, the right to receive all license, royalty and other payments thereunder (hereinafter, collectively the "Pledged Interest"), and Pledgor acknowledges that the Lenders would not make the Loan but for the Pledgor delivering this Agreement.

                  NOW, THEREFORE, as an inducement to Lenders to make the Loan and as a condition thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Pledgor, to secure repayment of the Loan pursuant to the Notes and of all other obligations of Pledgor to the Lenders under the Notes and this Agreement, including any costs and expenses which may be incurred in connection with the enforcement of the foregoing (including reasonable attorneys fees and legal costs and disbursements) and the realization on the security provided for by this Agreement, Pledgor hereby grants, bargains, sells, assigns, transfers and pledges to Pledgee, its successors and assigns, and hereby gives to Pledgee, its successors and assigns, a security interest in the Pledged Interests, together with any and all proceeds thereof.

                  TO HAVE AND TO HOLD the Pledged Interests unto the Pledgee, its

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successors and assigns forever, provided, however, that upon repayment in full of all amounts due under the Notes (including accrued interest and costs of collection, if any) and this Agreement, this Agreement and the estate and rights hereby granted shall be of no further force or effect and any and all Pledged Interests held by the Pledgee or Pledgee's successors or assigns shall be returned to Pledgor and Pledgee shall deliver all reasonably necessary documents to Pledgor to confirm such discharge.


                  Pledgor hereby represents, warrant and covenant to Pledgee as follows:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and each of the Notes has been approved by the board of directors of Pledgor and does not contravene any restriction of any kind or character binding upon or affecting Pledgor and, when delivered pursuant hereto, is and will continue to be the legal, valid binding obligation and undertaking of Pledgor, enforceable against Pledgor in accordance with its terms;

                  (b) The Pledged Interests have not been assigned, transferred, or otherwise encumbered, except that the Pledgor has previously granted a security interest in the Pledged Interests to the People First Bank;

                  (c) Pledgor will reimburse Pledgee promptly for any and all expenditures which Pledgee may make (although Pledgee has no obligation to make any expenditures) from time to time to defend the security granted hereunder (in the event of Pledgor's failure so to do), and any such payment made by Pledgee shall be for the account of Pledgor and the making thereof by Pledgee shall not cure Pledgor's default or constitute a waiver of any right or remedy granted to Pledgee hereunder, and all sums so expended by Pledgee or any liability incurred by Pledgee shall be deemed to be an indebtedness of Pledgor and secured by this Agreement, and Pledgee is hereby irrevocably authorized to reimburse itself for any such expenditures, payments or sums, out of and from the money evidenced by said Pledged Interests;

                  (d) In the event this Agreement or the Notes shall be deemed invalid in whole or in part by any present or future law of the United States or of the State of New York or any decision of any court, Pledgor will execute and deliver such other and further instruments and do such things as in the reasonable opinion of counsel for Pledgee, it successors and assigns, will carry out the intent of this Agreement. From time to time Pledgor will execute and deliver such further documents and assurances as in the reasonable opinion of counsel for Pledgee may be required more effectively to secure the Pledgee with respect to the Pledged Interests and the performance of each and all the terms, covenants and conditions

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                       of this Agreement to be performed in or observed by
                       Pledgor;

                  (e) The Pledgor will promptly notify the Pledgee of the imposition at any time of any lien, claim or encumbrance upon any of the Pledged Interests and the Pledgor will defend the Pledged Interests against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Pledgee;

                  (f) Pledgor will keep accurate and complete books and records concerning each item and category of the Pledged Interests. Pledgor will furnish to the Pledgee, at such times and in such form and substance as may be reasonably requested, information adequate to enable the Pledgee to identify the Pledged Interests and components thereof;

                  (g) The principal place of business of the Pledgor is as follows:

                           Tower Tech, Inc.
                           11935 South I-44 Service
                           Oklahoma City, Oklahoma 73173

                           Pledgor will not move its principal place of business except to such new location as may be established in accordance with subparagraph (i) below;

                  (h) Pledgor's only original books of account and records relating to the Pledged Interests are, and will continue to be, kept at its principal place of business identified in subparagraph (h) above. Pledgor will not permit any original books of account or records concerning the Pledged Interests or the principal place of business to be located at any other address except such new locations as it may establish in accordance with subparagraph (i) below;

                  (i) If Pledgor desires to establish a new location or locations for its principal place of business or to establish a new name or names in which it may invoice account debtors or maintain records concerning the Pledged Interests, then it shall first, with respect to each such new location or name:

                                 (1) give Pledgee written notice of its
                           intention to do so and provide Pledgee with such information in connection therewith as Pledgee may reasonably request; and

                                 (2) take such action satisfactory to Pledgee as
                           may be necessary to maintain at all times the perfection and priority of the security interest granted to the Pledgee under this Agreement;

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                  (j)  Pledgee shall have the right, at its cost and expense, at any reasonable time from time to time and upon reasonable notice to examine and make copies or extracts from the books and records of the Pledgor concerning the Pledged Interests; and

                  (k) Pledgee may at any time, upon prior notice to Pledgor, verify with Aggreko the status of, and anything relating to, the License Agreement. Pledgor from time to time will execute and deliver such instruments and take all such action as Pledgee may reasonably request in order to effectuate the purposes of this subparagraph (k).

                  (l) The License Agreement is in full force and effect and has not been terminated, superceded, modified, changed, altered or amended in any manner, whether orally, in writing, and/or by custom and practice. No event of default exists under the License Agreement nor has any event occurred which with notice and/or the passage of time is likely to result in an event of default.

                  (m) Throughout the entire term of the License Agreement up to and including the date hereof, Pledgor has neither given nor received any notice regarding a breach or default under the License Agreement, and Pledgor is not aware of any event that, by virtue of occurring or not occurring, would give either party under the License Agreement the right to provide such notice.

                  (n) All payments previously due under the License Agreement were paid on time and Pledgor knows of no reason why all future payments under the License Agreement would not be paid on time.

                  The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

                  (a) The failure to pay when due any and all sums of money due under and of the Notes or any other default thereunder and the continuance of such default for a period of ten
                       (10) days;

                  (b) If any representation or warranty contained herein shall prove to be inaccurate in any material respect;

                  (c) If any of the covenants or agreements contained herein are not complied with for a period of ten (10) days after notice from Pledgee;

                  (d) Any amendment of the certificate of incorporation of Pledgor without Pledgee's prior written consent which shall not be unreasonably

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                       withheld, delayed or conditioned;

                  (e) commencement of any proceeding, procedure, or remedy supplementary to or in enforcement of any judgment for the payment of money in excess of $10,000, issuance of any writ or order of attachment or garnishment for the payment of money in excess of $10,000, or the existence of any other lien against or with respect to any property of Pledgor other than liens existing the date hereof;

                  (f) dissolution, liquidation or other termination of existence, or adoption of any resolution for the dissolution, liquidation or other termination of existence, of Pledgor;

                  (g)  suspension of the usual business of Pledgor;

                  (h) commission of any act of bankruptcy by or insolvency or business failure of Pledgor, application for or appointment of a trustee or receiver for Pledgor or of any part of Pledgor's property, assignment for the benefit of creditors by Pledgor, filing of a petition in bankruptcy by or against Pledgor, or commencement by or against Pledgor of any proceeding under any bankruptcy or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, receivership, composition or extension;

                  (i) making or sending notice of any intended bulk transfer by Pledgor;

                  (j) the acceleration against Pledgor of any obligation to pay money under any agreement, instrument or arrangement evidencing or securing indebtedness of Pledgor to Pledgee or any other party; or

                  (k) if an event of default occurs under any of the loan documents between the People First Bank and the Company and/or if the People First Bank exercises any of its rights as to any of the Company's assets under any of the documents between it and the Company.

then, and in every such case, unless the Event of Default shall have theretofore been remedied, Pledgee may, upon ten (10) days prior notice, by its agent, nominee or otherwise, in addition to all rights that it may have at law or in equity, and without either demand, advertisement or further notice of any kind, all of which are hereby waived, sell, assign or deliver all or any part of the Pledged Interests at any public or private sale, as Pledgee may elect, either for cash or on credit and for present or future delivery, in any one or more sales and at such price or prices as Pledgee shall deem satisfactory, and in connection therewith may grant options to buy all or any part of the Pledged Interests. Upon such sale, Pledgee or nominees or parties designated by Pledgee, may purchase and hold the same either as a whole or in part, free from any rights of redemption on the part of Pledgor, which rights are hereby waived and released.

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Notwithstanding the above, Pledgee shall give to Pledgor five days written notice of any sale and shall permit Pledgor to attend such sale. The Pledgee shall transfer the Pledged Interests to the purchaser at such sale, and the recitals in such transfer shall be prima facie evidence of the truth of the matters therein stated and all prerequisites to such sale required hereunder and under the laws of any applicable State shall be presumed to have been performed. The purchaser at any such sale (whether it be Pledgee, a nominee, or any third party or parties), shall thereafter hold such Pledged Interests thus purchased, absolutely, free from any rights or claims of any kind of Pledgor. The Pledgee, without notice or publication, may adjourn any public sale or cause it to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at any time or place to which the same may be so adjourned. At any sale, Pledgee may pay part or all of the purchase price by setting off against such price part or all of the obligations of Pledgor to Pledgee. The cash proceeds of any sale after deducting all costs and expenses of every kind for collection, sale, or delivery (including reasonable counsel fees and disbursements, brokerage commissions, transfer fees and taxes), shall be applied, without any marshalling of assets, to the payment of the Note and any other amounts due to Pledgee, including accrued interest and costs of collection. If there is any surplus after payment of such amounts, it will be promptly forwarded to Pledgor or such other party as shall be entitled to receive same. Any sale (or surrender) conducted upon the foregoing terms shall be deemed commercially reasonable.

                  All rights of Pledgee with respect to the Pledged Interests shall not be affected, impaired, released, terminated or discharged, in whole or in part, by:

                  (a) any amendment or modification of the Note or any other instrument executed by Pledgor in relation to the transactions described herein;

                  (b) any extensions of time for performance of any of said documents or under this Agreement;

                  (c) any exchange, surrender or release, in whole or in part, of any security which may be held by Pledgee at any time for or under any of the instruments hereinabove referred to;

                  (d) any enforcement or failure to enforce any claims or remedies which Pledgee may at any time have under this Agreement or any of the aforementioned instruments; or

                  (e) the compromise, release, waiver and/or adjustment of any claim that Pledgee may have at any time against any person, firm, corporation or entity, however the same may be accomplished and whether made with or without notice to Pledgor.

                  The Pledgee's rights hereunder shall not be affected or impaired, in whole or in part, by reason of any invalidity of this Agreement or any document referred to herein.

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                  The Pledgee shall have all the rights and remedies of a
secured party under the New York Uniform Commercial Code, and be entitled to avail itself of all such other rights or remedies as shall now or may hereafter exist at law or in equity for the satisfaction of the obligations of Pledgor to Pledgee and the foreclosure of the security interest created hereby, and resort to any remedies provided hereunder or by the New York Uniform Commercial Code or by any other law, and shall not prevent the concurrent employment of any other appropriate remedy or remedies.

                  In any litigation or legal proceeding arising out of, or relating to, this Agreement or the Pledged Interests, in which the Pledgee and the undersigned shall be adverse parties, the undersigned waives the right to interpose any defense, set-off or counterclaim of any kind not directly arising herefrom or therefrom, as the case may be, and also waives the right to a trial by jury.

                  This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York.

                  This Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No delays on the part of Pledgee in exercising any power or right hereunder shall operate as a waiver of any such power or right nor shall any single or partial exercise of any such power or right exclude any further exercise thereof.

                  Pledgor shall at any time or from time to time upon request of Pledgee, at their own cost and expense, execute, deliver, file or record in such manner as Pledgee may require, financing statements, security agreements, or other instruments that may be necessary or reasonably desirable or that Pledgee may reasonably request in order to create, preserve, or validate the security interest hereby granted or to enable Pledgee to exercise and enforce its rights hereunder. Upon the failure of Pledgor to comply promptly with any such request, Pledgee is hereby authorized as the agent of Pledgor, and Pledgor hereby appoint Pledgee as their attorney-in-fact to execute any such instrument on their behalf. Pledgee shall not exercise said appointment so as to subject the Pledgor to any personal liability contrary to the provisions of this Agreement and the Note. Notwithstanding the foregoing, the Pledgee shall have no obligation to comply with any recording, rerecording, filing, refiling or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Pledgee's right in or to, the Pledged Interests or any part thereof.

                  From and after maturity (whether by acceleration or otherwise) of any of the obligations secured hereby, any unpaid balance remaining shall bear interest at the rate of twenty (20%) percent per annum. Anything in this Agreement or any other agreement, instrument or document to the contrary notwithstanding, in no event shall interest on any obligation exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this Agreement or any other agreement, instrument or document is in contravention of any such law or regulation, such provision shall be deemed amended to

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provide for interest at said maximum rate.

                  Pledgor agrees that the refusal of Pledgee to permit any person to bid for and to buy the Pledged Interests, or any part thereof, at any sale thereof, shall be commercially reasonable if Pledgee is of the reasonable opinion that an offer or sale to any such person cannot comply with any and all requirements of applicable state and federal securities laws.



































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                  All notices and other communications required or permitted hereunder, shall be in writing and personally delivered or, if mailed, shall be deemed to be given on the third business day after the date when deposited in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:

            If to Pledgor:            11935 South I-44 Service
                                      Oklahoma City, Oklahoma 73173

            If to Pledgee:            Michael Taglich
                                      1370 Avenue of the Americas
                                      New York, New York 10019
                                      Attn: Michael Taglich, President

or to such other person or address as either party shall designate by written notice in like manner to the other.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and permitted assigns.

            Pledgor agrees to pay all costs and expenses, including reasonable attorneys fees and disbursements incurred by Pledgee in enforcing its rights hereunder.

            IN WITNESS WHEREOF, Pledgor have caused this Agreement to be duly executed and delivered as of the date first above written.

                                             TOWER TECH, INC.

                                             By: /s/ Robert C. Brink
                                                ------------------------------
                                             Name: Robert C. Brink
                                                  ----------------------------
                                             Title: President
                                                   ---------------------------

                                             TAGLICH BROTHERS, INC.
                                             as collateral agent

STATE OF       ) Oklahoma                    By: /s/ Michael Taglich
               )ss:                             ------------------------------
COUNTY OF      ) Cleveland                   Name: Michael Taglich
                                                  ----------------------------
                                             Title: President

         On the __ day of September, 2000, before me personally came Robert C. Brink, being by me duly sworn, did depose and say that he resides at No. Okla. City, Oklahoma; that he is the President of TOWER TECH, INC., the corporation described in and which executed the foregoing instrument; and that he signed thereto by order of the board of

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directors of said corporation.

                                        /s/ Patty Lewis Paog
                                       ----------------------
                                           Notary Public

My Commission Expires 3-9-2002.


































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